--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                The New Germany
                                   Fund, Inc.

                                  Annual Report

                               December 31, 2000

--------------------------------------------------------------------------------

         [GRAPHIC OMITTED]                           The New Germany
                                                        Fund, Inc.
LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 12, 2001

Dear Shareholder,

      For the year ended December 31, 2000, the net asset value per share of the New Germany Fund declined 11.5% (adjusted for the $1.73 distributions paid during the year) and the share price declined 14.4%. You will recall that we advised you during the year that the Fund has decided to increase its investments in select shares of the Neuer Markt. As a result, the Fund's benchmark, the MDAX Index, is no longer a fair comparison on its own because it does not reflect the Fund's significant investment in the Neuer Markt. A composite index consisting of 60% MDAX and 40% NEMAX 50, declined 16.1% during the same period, nearly 5% more than the Fund's net asset value. Stock selection was the key reason for the outperformance, both from the mid-cap segment and from the Neuer Markt. The Fund's overweight positions in Altana, Hugo Boss and Fresenius contributed significantly to performance. The Fund's top pick from the Neuer Markt, Qiagen, which represents 8.5% of the Fund's portfolio, rose over 123% during the year, while negative influences came from holdings in Intershop Communications, Kinowelt Medien, and Brokat Infosystems.

      The economic slowdown in the U.S. should underline the advantages of investing in Germany. While economic growth in the U.S. should only pick up again in the second half, Germany should enjoy steady economic growth of 2.8% for the year 2001, compared with 1.8% in the U.S. Our economic growth forecasts are based on our belief that the U.S. economic slowdown will only have a small effect on the economic growth of Germany and Europe as a whole. Furthermore, major tax cuts in Germany should enhance the already healthy domestic demand in Germany.

      The New Germany Fund continued its open-market purchases of its shares, buying 2,285,900 shares during the year. Management believes that the shares are attractively priced and continues to buy them back in an ongoing effort to enhance shareholder value.

                              Sincerely,


/s/ Christian Strenger        /s/ Paul W. Higgins

Christian Strenger            Paul W. Higgins
Chairman                      President and
                              Chief Executive Officer

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit
                             www.newgermanyfund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ...................................................    $345,589,377
Shares Outstanding ...........................................      29,633,943
NAV Per Share ................................................          $11.66

TOTAL RETURNS:

   Period                                                                NAV
   ------                                                             ---------

1 year ended 12/31/00 ........................................          (11.46)%
3 years ended 12/31/00* ......................................            2.35%
5 years ended 12/31/00* ......................................            7.20%
*  Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 Record                                      Ordinary     LT Capital
  Date                                         Income        Gains       Total
--------                                     ---------    ----------     -----
11/20/00 .................................     $0.01         $1.30       $1.31
9/1/00 ...................................     $0.07         $0.35       $0.42
11/19/99 .................................     $0.05         $1.02       $1.07
11/16/98 .................................     $1.00         $2.66       $3.66
11/17/97 .................................     $1.06         $0.92       $1.98
9/3/97 ...................................     $0.21         $0.13       $0.34
12/19/96 .................................     $0.37         $1.03       $1.40

OTHER INFORMATION:

NYSE Ticker Symbol ...........................................              GF
NASDAQ Symbol ................................................           XGFNX
Dividend Reinvestment Plan ...................................             Yes
Voluntary Cash Purchase Program ..............................             Yes
Annual Expense Ratio .........................................           1.09%

PERFORMANCE
--------------------------------------------------------------------------------


                                  [BAR CHART]

                                                  Year ended         Year Ended
                                                   12/31/00           12/31/99
                                                  ----------         ----------
NET ASSET VALUE+..............................     (11.46)%             (2.22)%

MARKET VALUE .................................     (14.35)%              3.64%

MDAX .........................................       5.13%              (9.79)%

NEMAX 50 .....................................     (48.01)%             34.89%

----------
+ During 1999, the percentage of total assets invested in Neuer Markt stocks averaged 6.04% and was 11.03% at December 31, 1999. During 2000, the average amount increased to 31.01% and was 27.41% at December 31, 2000.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2000 (as % of Portfolio)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Diversified Financial .................................................   (3.0)%
Electronic Equipment & Instruments ....................................   (1.3)%
Textiles & Apparel ....................................................   (3.3)%
Semiconductor Equipment & Products ....................................   (3.3)%
Distributors ..........................................................   (2.4)%
Hotels, Restaurants & Leisure .........................................   (0.9)%
Healthcare Providers & Services .......................................   (6.1)%
Healthcare Equipment & Supplies .......................................  (14.5)%
Pharmaceuticals .......................................................   (6.9)%
Wireless Telecommunication Services ...................................   (4.7)%
Banks .................................................................   (1.5)%
Construction & Engineering ............................................   (1.2)%
Construction Materials ................................................   (1.1)%
Machinery .............................................................   (4.8)%
Computer & Peripherals ................................................   (0.8)%
IT Consulting & Services ..............................................   (4.1)%
Media .................................................................   (5.4)%
Diversified Telecommunications Services ...............................   (1.2)%
Food Products .........................................................   (2.6)%
Communications Equipment ..............................................   (1.8)%
Biotechnology .........................................................   (8.6)%
Internet Software & Services ..........................................   (3.2)%
Commercial Services & Supplies ........................................   (2.2)%
Insurance .............................................................  (13.9)%
Multiline Retail ......................................................   (1.2)%

10 LARGEST EQUITY HOLDINGS AS Of DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Portfolio
                                                                       ---------

 1. Fresenius                                                            14.51
 2. Marschollek Laut & Partner                                           11.20
 3. Qiagen                                                                8.55
 4. Rhoen Klinikum                                                        6.11
 5. Altana                                                                5.94
 6. Heidelberger Druckmaschinen                                           4.76
 7. Aixtron                                                               3.27
 8. Hugo Boss                                                             3.27
 9. Consors Discount-Broker                                               3.03
10. Aachener & Muenchener Beteiligungs                                    2.74

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

      Question: The Fund's discount to net asset value has been declining considerably over the past six months, moving from the mid-20% range to the mid-teens. Can you explain this recent development?

      Answer: The discount is primarily determined by the market and is therefore difficult to explain. However, we believe that three events may have a positive effect on the discount. First, the managers of the Fund have been actively buying shares of the Fund in the open market when warranted by the discount level. Second, we believe investors are diversifying globally due to the economic slowdown in the U.S. According to Morgan Stanley Dean Witter's Composite Valuation Indicator (averaging prospective 2000 and 2001 valuation ratios and expressing them as a standard deviation above or below their ten-year average), the U.S. equity market received a score of slightly below +1. A score outside the +1 to -1 is considered to be a significant deviation from its ten-year average. Germany, on the other hand, earned a score of -.4. This means the German equity market is trading at a discount to its ten-year average and makes it much more attractive than U.S. equities. Over time, we believe these countries that trade above their average will come down, while those that are below their average, will outperform.

      Question: What sectors do you see as the winners in 2001?

      Answer: With both the U.S. and U.K. shifting from a tight monetary policy to an easy monetary policy, the chance of an interest rate cut in Europe has increased. The strengthening Euro also makes it easier for the ECB to lower interest rates. In this type of environment, equities should perform very well. During the first quarter, we would expect defensive stocks to do well as market participants try to ascertain how much the U.S. is slowing. This is exactly what occurred in Germany in 1992, the last time the Bundesbank stopped increasing interest rates and starting lowering them. In the initial weeks after the first cut in rates, banks, insurers, pharmaceuticals and construction stocks outperformed other sectors. In the second quarter, as corporate earnings begin to pick up, we would expect there to be a shift from defensive stocks to cyclicals stocks (e.g. steel and chemicals) and growth stocks. Assuming no major global event or crises, equity prices appear to be well supported by estimated earnings growth rates of 15% in 2001 and 22% in 2002.

      Question: How much of the Fund's assets is invested in the Neuer Markt, and what is your outlook for this market segment?

      Answer: The Fund began the year with 11% invested in the Neuer Markt. During the first half of the year we increased the weighting to 34%. We are very selective in our stock picks from the Neuer Markt. Out of the more than 300 companies listed on the Neuer Markt, the New Germany Fund has owned only 5 to 10 stocks throughout the year. Because many of the Neuer Markt companies have tremendous growth potential in new industries, the market can be quite volatile, as we have seen over the last two years. In 1999, the Neuer Markt rose more than 56%, while last year, it fell almost 44%. The Neuer Markt Top 50 Index is now trading at the same level as it was in October 1998, and we feel at current valuations, it is extremely attractive. In 2001, we plan to take advantage of last year weakness and increase our weighting in the Neuer Markt from its current weight of 29%.

Hanspeter Ackermann, Chief Investment Officer of the New Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Recent economic evidence suggests that the German economy is very healthy despite the apparent economic slowdown in the U.S. In December, German industrial production rose for a second straight month by a greater than expected .7%, and factory outputs increased by 5.5% from a year earlier. In addition, retail sales rose .5% in December from the previous month, and unlike the U.S., consumer confidence rose for the second straight month on the back of falling energy prices. The pump prices for one liter of gasoline fell 4.6% in December from the previous month. Going forward, the key forces driving economic growth will be the expected sharp pullback of oil prices and the strong fiscal stimulus from tax cuts in Germany. In addition, the tight monetary scenario that was in place last year is no longer warranted given the improved outlook for inflation. The slightly stronger CPI increase in the course of last year was due entirely to commodity prices. Based on the assumption that oil prices will stabilize at roughly $25 per barrel, the European Central Bank will be less hesitant to lower interest rates. The fact that the U.S. Federal Reserve and the Bank of England have both reduced short-term interest rates during the past month provides more room for the ECB to lower rates. Lower interest rates will provide further stimulus to the German economy.

      The outlook for the Euro is positive as well, and market sentiment clearly has changed. Last year the debate centered on how low the Euro would fall relative to the dollar. Today, the debate centers on how quickly it will reach parity with the dollar. Sentiment should continue to improve if the growth rate of corporate earnings continues to slow in the U.S. Compared to other global regions, U.S. stocks will look relatively more expensive. This should focus investor's attentions on areas that will have higher economic growth. As funds flow from the U.S. to Europe, the Euro should appreciate. Under this scenario, German equities look very attractive.

The Fund's Portfolio Strategy

      The Fund plans to maintain its overweight position in the telecommunications, media and technology sectors as we still find the most attractive investment opportunities in selective "new economy" stocks. Last year European telecoms fell an average of 53% from their peak in March 2000. At current valuations, they exhibit characteristics of defensive growth, and we believe any concerns about pending IPOs and debt refinancing are reflected in current prices. Many of the "old economy" sectors have been kept underweighted as earning momentum in these sectors is expected to significantly lag behind the "new economy" sectors over the next few years. The healthcare sector was the best performing sector worldwide in 2000, and most stocks have built up a valuation premium relative to the market. However, it is our view that this sector will deliver earnings growth well above the market over the coming years and will continue to demand a premium valuation. The Fund currently has 30% of its assets invested in the Neuer Markt, and going forward, we plan to selectively increase the Fund's weight to take advantage of the above average growth this market segment offers.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the Manager or Adviser. In fact all but three of the combined group of 16 Directors are classified as "disinterested". The three who are considered "interested" are so classified because of present or past business relationships with the Funds and the Deutsche Bank Group. They are not employees of the Funds' Manager or Adviser.

      There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside Directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      At the April 14, 2000 Board Meeting, the Directors adopted an Audit Committee charter in keeping with new rules of the Securities and Exchange Commission and the New York Stock Exchange.

      There are four regularly-scheduled Board Meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's Board of Directors focuses on matters relating to its particular Fund, the effect of having combined Boards of Directors meetings expands the professional knowledge contributed at the meetings. In addition to the Board Meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. For coordination, the Fund's Chairman is a member of the Nominating Committee. All committees of the Board otherwise consist exclusively of independent Directors (referred to as disinterested Directors by the SEC), who are free of conflicts that could affect their ability to focus exclusively on the interests of shareholders.

      The list of Directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 7.

                                [PHOTO OMITTED]

  Directors and Officers of the three Closed-End Funds, taken at the New York
         Stock Exchange after their Board Meetings on November 3, 2000

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie. (private bank)

Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
      Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Karl Goeltz, former Vice Chairman and Chief Financial Officer,
      American Express Co.

*Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
      Versich-erungsgruppe AG (insurance)

*Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White &
      Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
      Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman of the Management Board, BASF AG (chemicals)

*Dr. Frank Tromel, former Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-Deutsche Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
    Funds, Managing Director and Head of Private Banking Americas of Deutsche
    Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
    Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
    Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
    International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
    GmbH

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- December 31, 2000
--------------------------------------------------------------------------------

   Shares                       Description                            Value
 ----------                    -------------                       ------------

INVESTMENTS IN GERMAN
     SECURITIES--88.5% OF NET ASSETS
              COMMON STOCKS--61.1%
              BANKS--1.5%
      70,000  Deutsche Pfandbrief-und
                Hypothekenbank ...............................    $    5,036,018
                                                                  --------------
              BIOTECHNOLOGY--8.1%
     781,200  Qiagen* ........................................        28,137,332
                                                                  --------------
              COMMERCIAL SERVICES &
                  SUPPLIES--2.1%
     250,000  GFK ............................................         7,282,728
                                                                  --------------
              COMMUNICATIONS
                  EQUIPMENT--1.7%
     180,000  Comroad* .......................................         6,030,936
              COMPUTER & PERIPHERALS--0.8%
                                                                  --------------
      83,800  SCM Microsystems* ..............................         2,784,338
                                                                  --------------
              CONSTRUCTION &
                  ENGINEERING--1.1%
     317,200  Bilfinger & Berger .............................         3,834,882
                                                                  --------------
              DISTRIBUTORS--2.3%
      80,000  Medion .........................................         7,892,336
                                                                  --------------
              DIVERSIFIED FINANCIAL--2.9%
     180,000  Consors Discount-Broker* .......................         9,967,796
                                                                  --------------
              FOOD PRODUCTS--2.4%
     800,000  KAMPS ..........................................         8,413,528
                                                                  --------------
              HEALTHCARE EQUIPMENT
                  & SUPPLIES--3.0%
      50,000  Fresenius ......................................        10,470,375
                                                                  --------------
              HEALTHCARE PROVIDERS &
                  SERVICES--2.4%
     150,000  Rhoen-Klinikum .................................         8,348,379
                                                                  --------------
              INSURANCE--2.6%
     100,000  Aachener & Muenchener
                Beteiligungs .................................         9,027,790
                                                                  --------------
              INTERNET SOFTWARE &
                  SERVICES--3.1%
     120,000  Brokat Infosystems* ............................         2,256,017
     265,000  Intershop Communications* ......................         8,262,289
                                                                  --------------
                                                                      10,518,306
                                                                  --------------
              IT CONSULTING & SERVICES--3.9%
     150,000  GFT Technology* ................................         5,891,331
      98,500  Software .......................................         7,577,769
                                                                  --------------
                                                                      13,469,100
                                                                  --------------
              MACHINERY--4.5%
     259,900  Heidelberger Druckmaschinen ....................        15,674,403
                                                                  --------------
              MEDIA--5.2% ....................................
     400,000  Kinowelt Medien* ...............................         6,626,584
     120,000  Prosiebensat ...................................         3,540,383
      80,000  Springer (Axel) ................................         7,743,424
                                                                  --------------
                                                                      17,910,391
                                                                  --------------
              MULTILINE RETAIL--1.2%
     110,000  Douglas Holding ................................         3,992,703
                                                                  --------------
              PHARMACEUTICALS--6.6%
     125,000  Altana .........................................        19,556,334
      75,000  Merck ..........................................         3,280,718
                                                                  --------------
                                                                      22,837,052
                                                                  --------------
              SEMICONDUCTOR EQUIPMENT
                  & PRODUCTS--3.1%
     100,000  Aixtron ........................................        10,777,506
                                                                  --------------
              TEXTILES & APPAREL--1.6%
      25,000  Hugo Boss ......................................         5,467,863
                                                                  --------------
              WIRELESS TELECOMMUNICATIONS
                  SERVICES--1.0%
     100,000  Mobilcom .......................................         3,369,134
                                                                  --------------
              Total Common Stocks
                (cost $245,758,346) ..........................       211,242,896
                                                                  --------------
              PREFERRED STOCKS--27.4%
              CONSTRUCTION MATERIALS--1.0%
     200,000  Dyckerhoff .....................................         3,527,353
                                                                  --------------
              HEALTHCARE EQUIPMENT &
                  SUPPLIES--10.8%
     140,600  Fresenius ......................................        37,294,080
                                                                  --------------
              HEALTHCARE PROVIDERS &
                  SERVICES--3.4%
     229,200  Rhoen-Klinikum .................................        11,753,736
                                                                  --------------
              INSURANCE--10.7%
     340,000  Marschollek Laut & Partner .....................        36,865,026
                                                                  --------------
              TEXTILES & APPAREL--1.5%
      20,000  Hugo Boss ......................................         5,304,990
                                                                  --------------
              Total Preferred Stocks
                (cost $53,031,036) ...........................        94,745,185
                                                                  --------------
              Total Investments in
                German Securities
                (cost $298,789,382) ..........................       305,988,081
                                                                  --------------
----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- December 31, 2000 (continued)
--------------------------------------------------------------------------------

   Shares                       Description                            Value
 ----------                    -------------                       ------------

INVESTMENT IN LUXEMBOURG
     COMMON STOCK--1.9%
              WIRELESS TELECOMMUNICATIONS
                  SERVICES--1.9%
      45,000  SES FDR
                (cost $6,537,562) ........................        $    6,701,040
                                                                  --------------
INVESTMENT IN PORTUGESE
     COMMON STOCK--1.6%
              WIRELESS TELECOMMUNICATIONS
                  SERVICES--1.6%
     500,000  Telecel*
                (cost $7,892,744) ........................             5,398,060
                                                                  --------------
INVESTMENT IN SPANISH
     COMMON STOCK--0.9%
              HOTELS, RESTAURANTS
                  & LEISURE--0.9%
     400,000  Amadeus Global Travel*
                (cost $3,921,574) ........................             2,941,012
                                                                  --------------
INVESTMENT IN SWEDISH
     COMMON STOCK--0.3%
              DIVERSIFIED TELECOMMUNICATIONS
                  SERVICES--0.3%
     200,000  Tele1 Europe Holding*
                (cost $4,522,112) ........................               958,096
                                                                  --------------
INVESTMENTS IN SWISS
     COMMON STOCKS--2.1%
              DIVERSIFIED TELECOMMUNICATIONS
                  SERVICES--0.8%
     165,200  Carrier1 International* ....................             2,859,780
                                                                  --------------
              ELECTRONIC EQUIPMENT
                  & INSTRUMENTS--1.3%
       4,000  Kudelski* ..................................             4,412,305
                                                                  --------------
              Total Investments in Swiss
                Common Stocks
                (cost $10,199,540) .......................             7,272,085
                                                                  --------------
              Total Investments--95.3%
                (cost $331,862,914) ......................           329,258,374
                                                                  --------------
              Cash and other assets in
                excess of liabilities--4.7% ..............            16,331,003
                                                                  --------------

              NET ASSETS--100%                                    $  345,589,377
                                                                  ==============

----------
* Non-income producing securities

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000                                        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $331,862,914) ................        $ 329,258,374
Cash and foreign currency
    (cost $15,814,081) ...................................           16,219,744
Foreign withholding tax refund receivable ................              519,333
Interest receivable ......................................               41,131
                                                                  -------------
    Total assets .........................................          346,038,582
                                                                  -------------

LIABILITIES
Management fee payable ...................................              166,082
Investment advisory fee payable ..........................               80,137
Payable for shares repurchased ...........................               93,546
Payable for Directors' fees and expenses .................                5,000
Accrued expenses and accounts payable ....................              104,440
                                                                  -------------
    Total liabilities ....................................              449,205
                                                                  -------------

Net Assets ...............................................        $ 345,589,377
                                                                  =============

Net assets consist of:
Paid-in capital, $.001 par
    (Authorized 80,000,000 shares) .......................        $ 433,309,046
Cost of 5,115,398 shares held in treasury ................          (61,990,360)
Distribution in excess of net realized gain
    on investments and foreign currency
    transactions .........................................          (23,534,489)
Net unrealized depreciation of investments
    and foreign currency .................................           (2,194,820)
                                                                  -------------
Net assets ...............................................        $ 345,589,377
                                                                  =============

Net asset value per share
    ($345,589,377 / 29,633,943 shares of
    common stock issued and outstanding) .................               $11.66
                                                                         ======

                                                                    For the
                                                                  year ended
                                                               December 31, 2000
                                                               -----------------

NET INVESTMENT LOSS
Income
    Dividends (net of foreign withholding
       taxes of $319,468) ....................................     $  2,733,918
    Interest .................................................          391,831
                                                                   ------------
    Total income .............................................        3,125,749
                                                                   ============
Expenses
    Management fee ...........................................        2,637,505
    Investment advisory fee ..................................        1,253,710
    Reports to shareholders ..................................          383,312
    Custodian and Transfer Agent's fees and expenses .........          260,134
    Directors' fees and expenses .............................          154,497
    Legal fee ................................................          160,692
    Audit fee ................................................           56,000
    NYSE listing fee .........................................           32,340
    Miscellaneous ............................................           51,323
                                                                   ------------
    Total expenses before custody credits* ...................        4,989,513
    Less: custody credits ....................................          (36,326)
                                                                   ------------
    Net expenses .............................................        4,953,187
                                                                   ------------
Net investment loss ..........................................       (1,827,438)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
    Investments ..............................................       19,437,052
    Foreign currency transactions ............................       (1,925,801)
Net change in unrealized appreciation/ depreciation on:
    Investments ..............................................      (58,939,923)
    Translation of other assets and
       liabilities from foreign currency .....................          439,997
                                                                   ------------
    Net loss on investments and foreign
       currency transactions .................................      (40,988,675)
                                                                   ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ................................     $(42,816,113)
                                                                   ============

* The custody credits are attributable to interest earned on U.S. cash balances.

      See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 For the              For the
                                                                                year ended           year ended
                                                                             December 31, 2000    December 31, 1999
                                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
    Net investment income (loss) ........................................      $  (1,827,438)      $   1,750,801
    Net realized gain (loss) on:
       Investments ......................................................         19,437,052          49,731,679
       Foreign currency transactions ....................................         (1,925,801)         (1,305,934)
    Net change in unrealized appreciation/depreciation on:
       Investments ......................................................        (58,939,923)        (68,815,180)
       Translation of other assets and liabilities from foreign currency             439,997             (39,074)
                                                                               -------------       -------------

    Net decrease in net assets
       resulting from operations ........................................        (42,816,113)        (18,677,708)
                                                                               -------------       -------------

Distributions to shareholders from:
    Net realized short term capital gains* ..............................         (2,064,118)         (1,379,972)
    Net realized long term capital gains ................................        (45,841,402)        (28,151,431)
                                                                               -------------       -------------
                                                                                 (47,905,520)        (29,531,403)
                                                                               -------------       -------------
Capital share transactions:
    Net proceeds from reinvestment of dividends
       (3,197,345 and 1,687,456 shares, respectively) ...................         31,096,057          19,089,351
    Cost of shares repurchased
       (2,285,900 and 3,507,600 shares, respectively) ...................        (27,648,857)        (43,074,451)
                                                                               -------------       -------------
    Net increase (decrease) in net assets from capital share transactions          3,447,200         (23,985,100)
                                                                               -------------       -------------
Total decrease in net assets ............................................        (87,274,433)        (72,194,211)

NET ASSETS

Beginning of year .......................................................        432,863,810         505,058,021
                                                                               -------------       -------------
End of year (including undistributed net investment income of
     $0 as of December 31, 2000 and 1999) ...............................      $ 345,589,377       $ 432,863,810
                                                                               =============       =============

* Characterized as ordinary income for tax purposes.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
December 31, 2000
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2000, the Fund reclassified permanent book and tax differences as follows:

                                                                      Increase
                                                                     (decrease)
                                                                    -----------
Undistributed net investment income ......................          $ 1,827,438
Undistributed net realized gain on investments
   and foreign currency transactions .....................           (1,827,438)
Paid-in capital ..........................................                   -0-

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (continued)
--------------------------------------------------------------------------------

Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2000, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $789,197 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000, were $304,809,425 and $362,422,021, respectively.

The cost of investments at December 31, 2000 was $333,126,836 for United States Federal income tax purposes. Accordingly, as of December 31, 2000, net unrealized depreciation of investments aggregated $3,868,462, of which $95,727,133 and $99,595,595 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2000 to December 31, 2000, the Fund incurred capital losses of $22,102,939. This loss was deferred for federal income tax purposes to January 1, 2001.

NOTE 5. CAPITAL

During the years ended December 31, 2000 and 1999, the Fund purchased 2,285,900 and 3,507,600 of its shares of common stock on the open market at a total cost of $27,648,857 and $43,074,451, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 20.8% and 18.3%, respectively. These shares are held in treasury.

NOTE 6. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. On December 29, 1999, the district court dismissed the complaint in its entirety. The decision was appealed and on October 13, 2000, the United States Court of Appeals for the Second Circuit affirmed the dismissal. The plaintiff's time to appeal that decision has expired, and thus the action has been concluded.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                     For the year ended December 31,
                                                       2000          1999         1998           1997         1996
                                                       ----          ----         ----           ----         ----
Per share operating performance:
Net asset value:
Beginning of year ...............................    $   15.07     $   16.54    $   16.35      $   17.20    $   15.28
                                                     ---------     ---------    ---------      ---------    ---------
Net investment income (loss) ....................         (.06)          .06          .06            .08          .10
Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        (1.60)         (.60)        3.54           1.46         3.09
                                                     ---------     ---------    ---------      ---------    ---------
Increase (decrease) from investment operations ..        (1.66)         (.54)        3.60           1.54         3.19
                                                     ---------     ---------    ---------      ---------    ---------
Increase resulting from share repurchases .......          .25           .32          .73            .15          .13
                                                     ---------     ---------    ---------      ---------    ---------
Distributions from net investment income ........           --            --         (.06)          (.03)        (.06)
Distributions from net realized
    foreign currency gains+ .....................           --            --         (.02)            --           --
Distributions from net realized
    short-term capital gains+ ...................         (.08)         (.05)        (.92)         (1.24)        (.31)
Distributions from net realized
    long-term capital gains .....................        (1.65)        (1.02)       (2.66)         (1.05)       (1.03)
                                                     ---------     ---------    ---------      ---------    ---------
Total distributions .............................        (1.73)        (1.07)       (3.66)         (2.32)       (1.40)
                                                     ---------     ---------    ---------      ---------    ---------
Dilution in NAV from dividend reinvestment ......         (.27)         (.18)        (.48)          (.22)          --
                                                     ---------     ---------    ---------      ---------    ---------

Net asset value:
    End of year .................................    $   11.66     $   15.07    $   16.54      $   16.35    $   17.20
                                                     =========     =========    =========      =========    =========
Market value:
    End of year .................................    $   8.875     $   12.25    $ 12.9375      $   13.50    $  13.375
Total investment return for the year:++
    Based upon market value .....................       (14.35)%        3.64%       21.58%         18.36%       27.10%
    Based upon net asset value ..................       (11.46)%       (2.22)%      23.85%          8.48%       21.73%
Ratio to average net assets:
    Total expenses before custody credits* ......         1.09%         1.08%         .98%           .99%        1.01%
    Net investment income (loss) ................         (.40)%         .40%         .25%           .41%         .58%
Portfolio turnover ..............................        69.61%        31.70%       63.27%         75.97%         109%
Net assets at end of year (000's omitted) .......    $ 345,589     $ 432,864    $ 505,058      $ 531,098    $ 549,127

----------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.08% and 1.07% for 2000 and 1999, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 8, 2001

2000 U.S. TAX INFORMATION
(Unaudited)
--------------------------------------------------------------------------------

      The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 2000 is $472,216. The foreign source income for information reporting purposes is $0. The Fund made capital gain distributions of $45,841,402 during the year.

      This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2000.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(Unaudited)--Continued
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

      The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES

31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-Germany in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER

Deutsche Bank Securities Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

  CHRISTIAN STRENGER
  Chairman and Director

  JOHN A. BULT
  Director

+ JOHN H. CANNON
  Director
+ RICHARD KARL GOELTZ

  Director

  DR. FRANZ WILHELM HOPP
  Director

  ERNST-ULRICH MATZ
  Director

  DR. FRANK TROMEL
  Director

+ ROBERT H. WADSWORTH
  Director

  PETER ZUHLSDORFF
  Director

  PAUL W. HIGGINS
  President and Chief Executive Officer

  HANSPETER ACKERMANN
  Chief Investment Officer

  ROBERT R. GAMBEE
  Chief Operating Officer and Secretary

  JOSEPH M. CHEUNG
  Chief Financial Officer and Treasurer

+ Member of the Audit Committee

  All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX and NEMAX 50 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

--------------------------------------------------------------------------------

                      -----------------------------------

                                       GF
                                     Listed
                                     [LOGO]
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

                      -----------------------------------

                Copies of this report and other information are
                      available at: www.newgermanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.newgermanyfund.com.

--------------------------------------------------------------------------------
There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle-market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------

308652